Exhibit 99.1

EARNINGS RELEASE

By:	Expeditors International of Washington, Inc.
1015 Third Avenue, Suite 1200
Seattle, Washington 98104

CONTACTS:

	Jeffrey S. Musser	Bradley S. Powell	Geoffrey Buscher
	President and Chief Executive Officer	Senior Vice President and Chief Financial Officer	Director - Investor Relations
	(206) 674-3433	(206) 674-3412	(206) 892-4510

FOR IMMEDIATE RELEASE

EXPEDITORS REPORTS THIRD QUARTER 2019 EPS OF $0.92

SEATTLE, WASHINGTON - November 5, 2019, Expeditors International of Washington, Inc. (NASDAQ:EXPD) today announced third quarter 2019 financial results including the following highlights compared to the same quarter of 2018:

•	Diluted Net Earnings Attributable to Shareholders per share (EPS1) remained constant at $0.92
•	Net Earnings Attributable to Shareholders decreased 2% to $160 million
•	Operating Income increased 2% to $207 million
•	Revenues decreased 1% to $2.1 billion
•	Airfreight tonnage volume decreased 7% and ocean container volume decreased 2%

“The third quarter presented challenges that were not unexpected in terms of growth in the global economy and ongoing trade disputes that extend well beyond just the United States and China,” said Jeffrey S. Musser, President and Chief Executive Officer. “We saw volumes drop in our air and ocean products but believe this was consistent with the overall market. In addition to volume changes, we also believe the market experienced corresponding changes in buy/sell rates and we were adept at negotiating in the changing pricing environment.

“We’ve always believed that a true global network of offices is critical to achieving success in the supply chain, and that played out as expected with outsized growth in regions where business has transitioned. Further, the trade environment has placed an increased need for products such as customs brokerage, and our results show that we continue to execute well in this area. A broad range of solutions, technology and expertise has never been more important to help mitigate the uncertainty and ambiguity of the current marketplace.

“Our focus on providing an extremely high level of service, coupled with deep knowledge and expertise, remains a winning strategy. We can’t execute this strategy without our global team and, as always, we are incredibly thankful for their effort and dedication.”

Bradley S. Powell, Senior Vice President and Chief Financial Officer, added, “We again demonstrated strong performance in our customs brokerage, Transcon, ocean forwarding, and order management businesses during the quarter. In addition, we boosted our operating efficiency by paying close attention to costs across our global network.” Mr. Powell also noted that the Company’s effective tax rate was 24.9% in the quarter, compared to 21.8% in the third quarter of 2018. The three-month period ended 2018 benefited from required discrete adjustments as a result of interpretations issued related to the 2017 Tax Act for foreign tax credits earned as a result of withholding taxes paid on repatriated foreign earnings and a state income tax refund that settled during the quarter in 2018.

Expeditors is a global logistics company headquartered in Seattle, Washington. The Company employs trained professionals in 176 district offices and numerous branch locations located on six continents linked into a seamless worldwide network through an integrated information management system. Services include the consolidation or forwarding of air and ocean freight, customs brokerage, vendor consolidation, cargo insurance, time-definite transportation, order management, warehousing and distribution and customized logistics solutions.

_______________________

1Diluted earnings attributable to shareholders per share.

NOTE:  See Disclaimer on Forward-Looking Statements on the following page of this release.

Expeditors International of Washington, Inc.

Third Quarter 2019 Earnings Release, November 5, 2019

Financial Highlights for the three and nine months ended September 30, 2019 and 2018 (Unaudited)

(in 000's of US dollars except per share data)

	Three months ended September 30,			Nine months ended September 30,
	2019	2018	% Change	2019	2018	% Change
Revenues	$2,074,855	$2,090,947	(1)%	$6,130,485	$5,902,768	4%
Directly related cost of transportation and other expenses[1]	$1,400,499	$1,429,633	(2)%	$4,140,320	$3,963,070	4%
Salaries and other operating expenses[2]	$467,806	$458,160	2%	$1,403,813	$1,360,142	3%
Operating income	$206,550	$203,154	2%	$586,352	$579,556	1%
Net earnings attributable to shareholders	$160,221	$162,692	(2)%	$453,069	$438,989	3%
Diluted earnings attributable to shareholders per share	$0.92	$0.92	—%	$2.60	$2.46	6%
Basic earnings attributable to shareholders per share	$0.94	$0.94	—%	$2.65	$2.51	6%
Diluted weighted average shares outstanding	173,483	177,173		174,463	178,447
Basic weighted average shares outstanding	170,415	173,394		171,084	174,675

1Directly related cost of transportation and other expenses totals Operating Expenses from Airfreight services, Ocean freight and ocean services and Customs brokerage and other services as shown in the Condensed Consolidated Statements of Earnings.

2Salaries and other operating expenses totals Salaries and related, Rent and occupancy, Depreciation and amortization, Selling and promotion and Other as shown in the Condensed Consolidated Statements of Earnings.

The three and nine months ended September 30, 2019 include the effect of changing our presentation of certain import services from a net to a gross basis and our revised presentation of destination services, which increased revenues and directly related operating expenses in customs brokerage and other services but did not change operating income.

During the three and nine months ended September 30, 2019, we repurchased 0.9 million and 4.1 million shares of common stock at an average price of $69.51 and $72.60 per share, respectively. During the three and nine months ended September 30, 2018, we repurchased 2.0 million and 7.8 million shares of common stock at an average price of $73.47 and $71.58 per share, respectively.

	Employee Full-time Equivalents September 30, 2019
	2019	2018
North America	6,861	6,635
Europe	3,427	3,270
North Asia	2,483	2,655
South Asia	1,674	1,640
Middle East, Africa and India	1,565	1,478
Latin America	860	831
Information Systems	939	904
Corporate	383	351
Total	18,192	17,764

	Third quarter year-over-year percentage increase (decrease) in:
	Airfreight kilos	Ocean freight FEU
2019
July	(5)%	2%
August	(9)%	(1)%
September	(9)%	(7)%
Quarter	(7)%	(2)%

Investors may submit written questions via e-mail to: investor@expeditors.com. Questions received by the end of business on November 8, 2019 will be considered in management's 8-K “Responses to Selected Questions.”

Disclaimer on Forward-Looking Statements:

Certain portions of this release contain forward-looking statements, which are based on certain assumptions and expectations of future events that are subject to risks and uncertainties, including our ability to maintain a differentiated, knowledgeable workforce; the impact of the 2017 Tax Act and related interpretations on our effective tax rate; and risk factors and uncertainties detailed in our Annual Report as updated by our reports on Form 10-Q, filed with the Securities and Exchange Commission.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(In thousands, except per share data)

(Unaudited)

	September 30, 2019	December 31, 2018
Assets:
Current Assets:
Cash and cash equivalents	$1,215,970	$923,735
Accounts receivable, less allowance for doubtful accounts of $11,853 at September 30, 2019 and $15,345 at December 31, 2018	1,319,032	1,581,530
Deferred contract costs	130,690	159,510
Other	103,521	70,041
Total current assets	2,769,213	2,734,816
Property and equipment, less accumulated depreciation and amortization of $468,059 at September 30, 2019 and $446,977 at December 31, 2018	494,153	504,105
Operating lease right-of-use assets	374,231	—
Goodwill	7,927	7,927
Deferred federal and state income taxes, net	44,351	40,465
Other assets, net	16,578	27,246
Total assets	$3,706,453	$3,314,559
Liabilities:
Current Liabilities:
Accounts payable	$744,002	$902,259
Accrued expenses, primarily salaries and related costs	207,752	215,813
Contract liabilities	152,717	190,343
Current portion of operating lease liabilities	61,842	—
Federal, state and foreign income taxes	17,273	18,424
Total current liabilities	1,183,586	1,326,839
Noncurrent portion of operating lease liabilities	313,580	—
Commitments and contingencies
Shareholders’ Equity:
Preferred stock, none issued	—	—
Common stock, par value $0.01 per share. Issued and outstanding: 170,243 shares at September 30, 2019 and 171,582 shares at December 31, 2018	1,702	1,716
Additional paid-in capital	23,301	1,896
Retained earnings	2,301,156	2,088,707
Accumulated other comprehensive loss	(118,774)	(105,481)
Total shareholders’ equity	2,207,385	1,986,838
Noncontrolling interest	1,902	882
Total equity	2,209,287	1,987,720
Total liabilities and equity	$3,706,453	$3,314,559

05-November-2019	Expeditors International of Washington, Inc.	Page 3 of 6

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Condensed Consolidated Statements of Earnings

(In thousands, except per share data)

(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2019	2018	2019	2018
Revenues:
Airfreight services	$715,450	$833,338	$2,171,928	$2,366,326
Ocean freight and ocean services	585,374	585,810	1,697,824	1,636,701
Customs brokerage and other services	774,031	671,799	2,260,733	1,899,741
Total revenues	2,074,855	2,090,947	6,130,485	5,902,768
Operating Expenses:
Airfreight services	522,868	620,554	1,574,717	1,727,383
Ocean freight and ocean services	424,215	435,313	1,234,845	1,199,887
Customs brokerage and other services	453,416	373,766	1,330,758	1,035,800
Salaries and related	356,331	351,577	1,069,592	1,042,420
Rent and occupancy	41,987	38,202	124,407	113,186
Depreciation and amortization	12,386	13,335	38,456	40,833
Selling and promotion	10,133	10,632	32,852	32,385
Other	46,969	44,414	138,506	131,318
Total operating expenses	1,868,305	1,887,793	5,544,133	5,323,212
Operating income	206,550	203,154	586,352	579,556
Other Income (Expense):
Interest income	5,501	4,704	18,123	14,171
Other, net	1,895	566	5,822	2,357
Other income (expense), net	7,396	5,270	23,945	16,528
Earnings before income taxes	213,946	208,424	610,297	596,084
Income tax expense	53,319	45,357	156,029	155,871
Net earnings	160,627	163,067	454,268	440,213
Less net earnings attributable to the noncontrolling interest	406	375	1,199	1,224
Net earnings attributable to shareholders	$160,221	$162,692	$453,069	$438,989
Diluted earnings attributable to shareholders per share	$0.92	$0.92	$2.60	$2.46
Basic earnings attributable to shareholders per share	$0.94	$0.94	$2.65	$2.51
Weighted average diluted shares outstanding	173,483	177,173	174,463	178,447
Weighted average basic shares outstanding	170,415	173,394	171,084	174,675

05-November-2019	Expeditors International of Washington, Inc.	Page 4 of 6

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2019	2018	2019	2018
Operating Activities:
Net earnings	$160,627	$163,067	$454,268	$440,213
Adjustments to reconcile net earnings to net cash from operating activities:
Provisions for losses on accounts receivable	757	1,969	453	2,232
Deferred income tax benefit	(5,822)	(23,610)	(17)	(17,522)
Stock compensation expense	12,155	13,902	49,361	43,171
Depreciation and amortization	12,386	13,335	38,456	40,833
Other, net	652	666	812	770
Changes in operating assets and liabilities:
Decrease (increase) in accounts receivable	43,885	(210,092)	246,175	(156,321)
(Decrease) increase in accounts payable and accrued expenses	(58,816)	115,629	(141,199)	127,860
Decrease (increase) in deferred contract costs	10,301	(34,623)	28,550	(51,235)
(Decrease) increase in contract liabilities	(13,211)	36,256	(36,933)	49,149
(Decrease) increase in income taxes payable, net	(671)	9,292	(33,284)	(9,258)
(Decrease) increase in other, net	(744)	930	47	862
Net cash from operating activities	161,499	86,721	606,689	470,754
Investing Activities:
Purchase of property and equipment	(15,521)	(11,733)	(37,943)	(37,642)
Other, net	232	1,109	1,525	(886)
Net cash from investing activities	(15,289)	(10,624)	(36,418)	(38,528)
Financing Activities:
Proceeds from issuance of common stock	60,713	47,806	120,190	169,566
Repurchases of common stock	(61,999)	(147,828)	(296,922)	(555,760)
Dividends Paid	—	—	(85,184)	(79,180)
Payments for taxes related to net share settlement of equity awards	—	—	(6,674)	(3,215)
Distributions to noncontrolling interest	—	(633)	—	(633)
Purchase of noncontrolling interest	—	(613)	—	(613)
Net cash from financing activities	(1,286)	(101,268)	(268,590)	(469,835)
Effect of exchange rate changes on cash and cash equivalents	(11,604)	(5,071)	(9,446)	(22,878)
Change in cash and cash equivalents	133,320	(30,242)	292,235	(60,487)
Cash and cash equivalents at beginning of period	1,082,650	1,020,854	923,735	1,051,099
Cash and cash equivalents at end of period	$1,215,970	$990,612	$1,215,970	$990,612
Taxes Paid:
Income taxes	$61,201	$59,313	$196,169	$183,444

05-November-2019	Expeditors International of Washington, Inc.	Page 5 of 6

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Business Segment Information

(In thousands)

(Unaudited)

	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	NORTH ASIA	SOUTH ASIA	EUROPE	MIDDLE EAST, AFRICA AND INDIA	ELIMI- NATIONS	CONSOLI- DATED
For the three months ended September 30, 2019:
Revenues[1]	$692,229	88,088	38,341	624,351	196,569	320,769	115,397	(889)	2,074,855
Directly related cost of transportation and other expenses[2]	$389,254	51,420	22,990	489,195	145,345	221,149	81,592	(446)	1,400,499
Salaries and other operating expenses[3]	$210,767	25,731	14,547	70,410	32,482	86,156	28,151	(438)	467,806
Operating income	$92,208	10,937	804	64,746	18,742	13,464	5,654	(5)	206,550
Identifiable assets at period end	$2,059,345	128,336	72,029	489,322	164,976	563,289	226,657	2,499	3,706,453
Capital expenditures	$7,644	513	833	523	631	5,119	258	—	15,521
Equity	$1,578,682	60,526	27,217	216,061	77,733	169,450	111,355	(31,737)	2,209,287
For the three months ended September 30, 2018:
Revenues[1]	$629,043	92,875	43,443	748,589	205,392	327,212	118,047	(73,654)	2,090,947
Directly related cost of transportation and other expenses[2]	$345,236	58,464	27,635	601,699	158,226	227,418	83,992	(73,037)	1,429,633
Salaries and other operating expenses[3]	$204,240	23,935	13,399	74,067	31,623	84,136	27,384	(624)	458,160
Operating income	$79,567	10,476	2,409	72,823	15,543	15,658	6,671	7	203,154
Identifiable assets at period end	$1,694,556	174,402	53,322	540,465	156,887	508,855	212,817	(6,504)	3,334,800
Capital expenditures	$6,889	301	227	1,280	910	751	1,375	—	11,733
Equity	$1,334,952	66,399	25,663	197,939	86,048	157,973	119,718	(31,360)	1,957,332

	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	NORTH ASIA	SOUTH ASIA	EUROPE	MIDDLE EAST, AFRICA AND INDIA	ELIMI- NATIONS	CONSOLI- DATED
For the nine months ended September 30, 2019:
Revenues[1]	$2,033,088	265,035	111,277	1,879,155	555,128	952,790	336,383	(2,371)	6,130,485
Directly related cost of transportation and other expenses[2]	$1,142,701	157,997	64,149	1,475,395	407,642	657,720	236,184	(1,468)	4,140,320
Salaries and other operating expenses[3]	$636,243	76,283	41,342	208,781	97,324	258,339	86,385	(884)	1,403,813
Operating income	$254,144	30,755	5,786	194,979	50,162	36,731	13,814	(19)	586,352
Identifiable assets at period end	$2,059,345	128,336	72,029	489,322	164,976	563,289	226,657	2,499	3,706,453
Capital expenditures	$23,544	1,509	1,071	1,167	1,235	8,015	1,402	—	37,943
Equity	$1,578,682	60,526	27,217	216,061	77,733	169,450	111,355	(31,737)	2,209,287
For the nine months ended September 30, 2018:
Revenues[1]	$1,790,869	257,206	122,170	2,065,405	560,070	977,967	342,589	(213,508)	5,902,768
Directly related cost of transportation and other expenses[2]	$957,997	157,599	75,694	1,640,724	423,612	677,167	242,208	(211,931)	3,963,070
Salaries and other operating expenses[3]	$620,029	70,036	38,996	211,576	92,409	248,906	79,782	(1,592)	1,360,142
Operating income	$212,843	29,571	7,480	213,105	44,049	51,894	20,599	15	579,556
Identifiable assets at period end	$1,694,556	174,402	53,322	540,465	156,887	508,855	212,817	(6,504)	3,334,800
Capital expenditures	$16,092	4,020	899	2,623	1,934	9,167	2,907	—	37,642
Equity	$1,334,952	66,399	25,663	197,939	86,048	157,973	119,718	(31,360)	1,957,332

1In 2019, the Company revised its process to record the transfer, between its geographic operating segments, of revenues and the directly related cost of transportation expenses for freight service transactions between Company origin and destination locations. This change better aligns revenue reporting with the location where the services are performed, as well as the transactional reporting being developed as part of the Company’s new accounting systems and processes. Prior year segment revenues have not been revised. The change in presentation had no impact on consolidated or segment operating income. The 2019 results also include the effect of changing the presentation of certain import services from a net to a gross basis, which increased segment revenues and directly related operating expenses but did not change operating income. The impact of these changes on reported segment revenues was immaterial and prior year segment revenues have not been revised.

2Directly related cost of transportation and other expenses totals Operating Expenses from Airfreight services, Ocean freight and ocean services and Customs brokerage and other services as shown in the Condensed Consolidated Statements of Earnings.

3Salaries and other operating expenses totals Salaries and related, Rent and occupancy, Depreciation and amortization, Selling and promotion and Other as shown in the Condensed Consolidated Statements of Earnings.

05-November-2019	Expeditors International of Washington, Inc.	Page 6 of 6